Supplement dated April 29, 2004
to SAI dated December 22, 2003 for
Kansas Municipal Fund * Kansas Insured Intermediate Fund
Maine Municipal Fund * Nebraska Municipal Fund
New Hampshire Municipal Fund * Oklahoma Municipal Fund

I.  Last full paragraph on page 56 under Additional Information on the Purchase and Redemption of Shares has been added:

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information.  Your dealer will provide you with specific information about any processing or service fees you will be charged.